UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 20, 2009
MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12367	22-2906244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2704 West Roscoe Street, Chicago, Illinois (Address of Principal Executive Offices)	60618 (Zip Code)
Registrant’s telephone number, including area code: (773) 961-2222
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On May 20, 2009, Midway Games Inc. (the “Registrant”) and certain of its U.S. subsidiaries (collectively with the Registrant, the “Sellers”) entered into an Asset Purchase Agreement (“Asset Purchase Agreement”) with Warner Bros. Entertainment Inc. (“Warner Bros.”), a subsidiary of Time Warner, Inc. The consummation of the transaction contemplated by the Asset Purchase Agreement is subject to (i) the Sellers not receiving higher or better offers at an auction of all or substantially all of the assets of the Sellers (the “Auction”), (ii) entry of an order of the United States Bankruptcy Court for the District of Delaware (the “Court”) approving the proposed transaction, (iii) obtaining certain third party consents, and (iv) other customary closing conditions.
     Under the terms of the Asset Purchase Agreement Warner Bros. will purchase substantially all of the Sellers’ U.S. assets, including, among other things, the Mortal Kombat franchise, inventory and accounts receivable. The purchase price shall be Thirty-Three Million Dollars ($33,000,000), subject to adjustment as of the closing for changes in inventory, plus the agreed value of the Sellers’ U.S. accounts receivable. Excluded from the sale are the TNA franchise games and the San Diego studio which develops those games and all assets in Europe including the Newcastle development studio.
     Pursuant to the Asset Purchase Agreement, the Sellers will file a motion in the Court seeking approval of a bid procedures order pursuant to which the Sellers will solicit competing offers from interested third parties and, if appropriate, conduct the Auction.
     Warner Bros. will be depositing $5,000,000 in escrow (the “Deposit”). If Warner Bros. breaches its obligation to close under the Asset Purchase Agreement, the Sellers shall be entitled to retain the Deposit as their sole remedy.
     If after an Auction the Sellers sell the assets to a third party pursuant to a higher or better offer, or if after the entry of the bid procedures order Warner Bros. terminates the Asset Purchase Agreement as a result of Sellers’ breach thereof, then, if approved by the Court, Warner Bros. will be entitled to receive a break-up fee of $1,000,000, reimbursement of its reasonable and documented out-of-pocket expenses up to a maximum of $100,000, plus the return of the Deposit.
     The above description of the Asset Purchase Agreement is qualified in its entirety by reference to the terms of the Asset Purchase Agreement, attached hereto as Exhibit 2.1 and incorporated herein by reference. A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     This current report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements include, without limitation, the Registrant’s beliefs concerning future business conditions, outlook based on currently available information and statements regarding the Registrant’s expectations concerning the bankruptcy process. The Registrant’s actual results could differ materially from those anticipated in the forward-looking statements as a result of these risks and uncertainties. These risks and uncertainties, include, without limitation, (1) the ability of the Registrant to continue as a going concern or to sell substantially all of its assets as a going concern; (2) the ability of the Registrant to develop, pursue, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; (3) the ability of the Registrant to use the purported cash collateral of its purported secured creditor; (4) the ability of the Registrant to obtain court approval of its motions in the Chapter 11 cases pursued by it from time to time; (5) risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Registrant to propose and confirm one or more plans of reorganization, or the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; (6) the ability of the Registrant to continue to do business with its vendors and service providers; (7) the ability of the Registrant to maintain contracts that are critical to its operations; (8) potential adverse developments with respect to the Registrant’s liquidity or results of operations; (9) the ability of the Registrant to fund and execute its business plan; (10) the ability of the Registrant to retain and compensate key executives and other key employees; (11) the ability of the Registrant to attract and retain customers; and (12) any further deterioration in the macroeconomic environment or consumer confidence. Discussion of additional factors that could cause actual results to differ materially from management’s projections, forecasts, estimates and expectations is set forth under “Item 1. Business — Risk Factors” in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008, and in more recent filings made by the Registrant with the Securities and Exchange Commission. Each forward-looking statement, including, without limitation, financial guidance, speaks only as of the date on which it is made, and the Registrant undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances, except as required by law.
Item 8.01 Other Events.
     On May 21, 2009, the Registrant issued a press release announcing the signing of the Asset Purchase Agreement. A copy of the Registrant’s press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description

2.1*	Asset Purchase Agreement by and among the Sellers and Warner Bros. dated May 20, 2009.

99.1	Press Release dated May 21, 2009.

*	The Registrant has omitted certain exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the Securities and Exchange Commission (the “SEC”), copies of any of the omitted exhibits upon request by the SEC.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
May 27, 2009	By:	/s/ Matthew V. Booty
Matthew V. Booty
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Asset Purchase Agreement by and among the Sellers and Warner Bros. dated May 20, 2009.

99.1	Press Release dated May 21, 2009.

*	The Registrant has omitted certain exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the Securities and Exchange Commission (the “SEC”), copies of any of the omitted exhibits upon request by the SEC.